UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Reason for filing form N-CSR/A: Correction of typographical error

Item 1. Report to Shareholders

Balanced Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global equities generated strong gains in the 12 months ended December 31, 2017, supported by modest but synchronized global economic growth. In the fixed income universe, U.S. investment-grade bonds were moderately positive, and high yield bonds generated solid gains.

PERFORMANCE REVIEW

As shown in the Performance Comparison table, the Balanced Fund returned 7.57% and 18.01% for six and 12 months ended December 31, 2017, respectively. For the six-month period, the fund performed in line with its combined index portfolio, which is a custom benchmark comprising multiple indexes that represent the asset classes in which the fund invests, and outperformed its Lipper and Morningstar benchmarks. The fund outperformed all of its benchmarks for the 12-month period.

Security selection in the underlying portfolios benefited the fund’s 12-month results versus its combined index portfolio, due primarily to favorable stock selection in our U.S. large-cap growth and international developed markets. Selection in our U.S. large-cap value and our U.S. large-cap core equity portfolios also helped relative results.

Strategic allocations to diversifying asset classes not included in the fund’s broad market benchmarks had a largely offsetting impact as exposure to real asset stocks weighed on results, while our exposure to high yield bonds benefited from strong investor demand for yield. Tactical decisions to overweight or underweight asset classes versus their underlying benchmarks had minimal net impact on the fund’s relative performance. An underweight to equities relative to fixed income and cash weighed on relative performance. This was partially offset by an underweight to real assets stocks and our overweight position for most of the period in U.S. large-cap growth relative to value stocks.

MARKET ENVIRONMENT

U.S. stocks posted strong gains in 2017, benefiting from improving economic growth and favorable corporate earnings. Equities also found support later in the year reflecting growing optimism around the passage of tax reform legislation. The Federal Reserve (Fed) raised short-term interest rates three times in 2017, but the widely expected moves did not disrupt equity markets. In December 2017, Congress passed legislation that lowered tax rates for corporations and individuals, and most major stock indexes finished the year near record levels amid expectations that the lower tax rates in 2018 would have a beneficial impact on corporate earnings.

Developed equity markets outside the U.S. outperformed U.S. shares, buoyed by synchronized global economic growth and improving global trade. Japanese stocks benefited from an economic recovery that has resulted in seven straight quarters of growth, as well as the reelection of Prime Minister Shinzo Abe, whose fiscal, monetary, and structural reform agenda should continue to move forward. European equity markets generated excellent returns, lifted by a deepening economic recovery, broadly accommodative monetary policy from the European Central Bank (ECB), and election results in several countries that favored moderates over more extreme candidates. Gains in the UK lagged other markets amid muted economic growth, elevated inflation, and lingering Brexit-related uncertainty. A weaker U.S. dollar also bolstered the return of international investments for U.S. dollar investors.

U.S. investment-grade bonds were moderately positive in 2017. Corporate debt performed well as credit spreads—the yield difference between Treasuries and bonds with credit risk—tightened during the year. Mortgage- and asset-backed securities produced more modest gains. In the Treasury market, long-term issues did well, but shorter-term Treasuries struggled as short- and intermediate-term yields increased, resulting in a flattening of the yield curve. High yield bonds outperformed investment-grade issues, helped by their lower interest rate sensitivity, stabilization of oil prices, and investors’ demand for securities with attractive yields. Floating rate bank loans also generated decent gains and benefited from rising short-term interest rates.

ASSET ALLOCATION STRATEGY

The Balanced Fund seeks to provide capital growth and current income by investing in a combination of U.S. and international stocks, as well as domestic fixed income securities. Our target allocations at the end of our reporting period were 63% of the portfolio in stocks and the remaining 37% to bonds and cash.

We remain modestly underweight to stocks relative to bonds as equity valuations, particularly in the U.S., appear extended against a backdrop of improving but still modest economic growth and the potential for increased volatility as central banks rein in monetary policy. Tax policy changes in the U.S. could provide a near-term boost to U.S. profit growth; however, the longer-term economic impact is less certain. In addition, valuations currently reflect healthy earnings growth expectations and offer limited room for an upside surprise.

Despite low yields and extended duration profiles, bonds still offer a cushion against market volatility. Interest rates should rise gradually as the Fed continues to normalize its monetary policy, and inflation is trending modestly higher. Short-term yields rose over the last year due to Fed rate hikes but remain low by historical measures.

STOCK POSITIONS

On a regional basis, elevated U.S. equity valuations reflect expectations for continued strong corporate earnings growth against a backdrop of modest economic growth supported by lower tax rates in 2018. We are neutral between U.S. growth and value stocks. Secular growth stocks should continue to benefit from a low-growth economy, but valuations are less attractive after their recent strong performance and market leadership is narrow. A sustained pickup in U.S. economic growth and higher interest rates could benefit cyclical value stocks.

We favor international stocks, which are supported by positive earnings trends, greater exposure to international trade, and also improving domestic economies. Japan features the most attractive valuations among developed markets, and positive factors include corporate reform efforts, supportive monetary policy, and improving global trade. Valuations in Europe remain relatively attractive versus the U.S. and are supported by improving economic growth and positive earnings trends, with further potential upside from good operating leverage.

We are underweight to inflation-sensitive real assets equities as we remain cautious on the prospects for energy and commodity prices given continued concerns over supply and demand imbalances. Despite OPEC’s (Organization of Petroleum Exporting Countries) continued efforts to limit production, oil prices will likely be challenged by additional supply as U.S. producers respond to rising prices with increased production. U.S. shale producers have become a larger contributor to global oil supply and with their increased efficiency can now operate profitably at lower price levels.

Demand for industrial metals is expected to remain subdued as China continues on a slower growth path, driven by a shift away from industrial production in favor of domestic consumption. Fundamentals for developed market real estate investment trusts (REITs) remain positive, supported by improving economic environments and limited supply. While REITs remain sensitive to rising interest rates, they should be supported near term if U.S. Fed interest rate policy normalization proceeds at a modest pace.

STOCK PORTFOLIO REVIEW

The fund’s broad equity portfolio recorded strong absolute gains for the 12-month reporting period. Our U.S. stock portfolios gained approximately 26% overall and were led by our domestic large-cap growth portfolio. Information technology shares were particularly strong, and Facebook was among our top contributors amid optimism about the company’s advertising and video strategies, as well as its Instagram photo-sharing app. Positions in online retailer Amazon.com, online services giant Alphabet (formerly Google), and global software provider Microsoft also generated solid gains. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our U.S. large-cap value stocks advanced roughly 19% for the period, with banking firms JPMorgan Chase, Wells Fargo, and Citigroup performing well on optimism about the domestic economy and the potential beneficial impact of rising interest rates. Toy maker Mattel was among a relatively limited number of detractors. The company has underinvested in product development and slashed costs at a time when innovation is essential to deal with declining retail store traffic. Other detractors included automotive parts retailer AutoZone, natural gas exploration and pipeline company EQT, and multinational industrial and scientific conglomerate GE.

The fund’s international equites generally outperformed our U.S. stocks, advancing more than 28% on modest but stable global economic growth and strong global trade. European banks were particularly strong, benefiting from a deepening regional economic recovery, synchronized global economic growth, and rising U.S. interest rates, which provided an indirect boost to European lenders. ING Groep (Netherlands), BNP Paribas (France), and DNB (Norway) were among our better contributors. Among our larger detractors were Hong Kong real estate company CK Asset Holdings, Australian oil and gas company Beach Energy, and biotechnology holding Shire (UK).

BOND POSITIONS

Despite low yields and extended duration profiles, yields for U.S. investment-grade debt are the most attractive among developed markets, and we remain overweight the sector. We are underweight high yield bonds. While sector fundamentals remain broadly positive, and default expectations remain low, there is limited upside potential at current valuations and little buffer if market conditions weaken. The impact of lower taxes could be mixed, with interest deductibility a potential headwind, but limited supply could offer some support.

BOND PORTFOLIO REVIEW

Our broad fixed income exposure generated moderate absolute gains for the fund, with positive results across all underlying portfolios. Supported by robust investor appetite for risk assets and attractive yields, our high yield bonds advanced more than 7% for the annual reporting period and outpaced U.S. investment-grade debt, which advanced roughly 3.7%.

OUTLOOK

The global economy should continue to grow in 2018. Lower taxes in the U.S. could provide a boost to U.S. profit growth in the coming year, although the long-term impact on the domestic economy is less certain. Additionally, economic growth outside the U.S. continues to deepen as Europe and Japan are earlier in the business cycle than the U.S. and still benefiting from accommodative monetary policy. Global economic growth should continue to support Japan’s economy. Demographic challenges, structural problems, and the potential for monetary policy normalization are concerns, but Japan remains one place where investors can still find relatively attractive valuations.

The U.S. dollar declined for much of the year against major developed and emerging market currencies. Despite higher short-term interest rates resulting from the Fed’s rate normalization, the U.S. dollar weakened as growth and inflation expectations outside the U.S. improved.

The weaker dollar has been a benefit to emerging markets, commodity prices, and U.S. multinational companies, which may now find the currency environment less supportive. U.S. dollar-based investors, who have seen their foreign asset returns inflated by currency gains this year, could also face the same headwind.

Stronger global growth, tighter labor markets, and more stable commodity prices may finally begin to push inflation higher next year, providing further support for central banks’ already unwinding policy. The Fed is well into its stimulus reduction process, and the ECB recently announced plans to halve its asset purchases beginning next year. The Bank of Japan remains the furthest from achieving its inflation goal but has been quietly reducing its bond purchases and may modify its target for yield curve control. Select emerging markets may also turn more hawkish next year amid stronger growth and higher inflation.

We believe the broad diversification of our portfolios across asset classes, investment styles, and geography, combined with fundamental research, active security selection, and our ability to make tactical adjustments to the funds’ asset allocations, will help us generate attractive long-term, risk-adjusted returns across market environments.

Respectfully submitted,

Charles M. Shriver
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 16, 2018

The committee chairman has day-to-day responsibility for managing the fund and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Combined index portfolio: An unmanaged portfolio of 45.5% domestic stocks (S&P 500 Index), 35.0% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 19.5% international stocks (MSCI EAFE Index).

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index that includes the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master Indexes. This index was discontinued on June 30, 2009.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Note: Bloomberg Index Services Ltd. Copyright 2017, Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE					
Beginning of period	$ 21.98	$ 21.46	$ 22.89	$ 23.22	$ 20.64
Investment activities					
Net investment income[1]	0.41[2]	0.43[2]	0.45[2]	0.47[2]	0.39[2]
Net realized and unrealized gain / loss	3.52	0.83	(0.31)	0.90	3.52
Total from investment activities	3.93	1.26	0.14	1.37	3.91
Distributions					
Net investment income	(0.44)	(0.44)	(0.47)	(0.48)	(0.41)
Net realized gain	(1.14)	(0.30)	(1.10)	(1.22)	(0.92)
Total distributions	(1.58)	(0.74)	(1.57)	(1.70)	(1.33)
NET ASSET VALUE					
End of period	**$ 24.33**	**$ 21.98**	**$ 21.46**	**$ 22.89**	**$ 23.22**

Ratios/Supplemental Data

Total return[3]	**18.01%[2]**	**5.92%[2]**	**0.65%[2]**	**5.97%[2]**	**19.25%[2]**
Ratio of total expenses to average net assets	0.57%[2]	0.60%[2]	0.60%[2]	0.60%[2]	0.60%[2]
Ratio of net investment income to average net assets	1.73%[2]	1.96%[2]	1.95%[2]	1.96%[2]	1.77%[2]
Portfolio turnover rate	48.7%	58.4%	65.1%	52.9%	54.1%
Net assets, end of period (in millions)	$ 3,776	$ 3,594	$ 3,938	$ 4,151	$ 3,958

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived of 0.03%, 0.04%, 0.04%, 0.04%, and 0.04% of average net assets for the years ended 12/31/17, 12/31/16, 12/31/15, 12/31/14, and 12/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/17	12/31/16	12/17/15[1] Through 12/31/15
NET ASSET VALUE			
Beginning of period	$ 21.98	$ 21.46	$ 21.42
Investment activities			
Net investment income (loss)[2]	0.44[3]	0.42[3]	(0.01)[3][4]
Net realized and unrealized gain / loss	3.53	0.88	0.05
Total from investment activities	3.97	1.30	0.04
Distributions			
Net investment income	(0.47)	(0.48)	–
Net realized gain	(1.14)	(0.30)	–
Total distributions	(1.61)	(0.78)	–
NET ASSET VALUE			
End of period	**$ 24.34**	**$ 21.98**	**$ 21.46**

Ratios/Supplemental Data

Total return[5]	**18.20%**[3]	**6.11%**[3]	**0.19%**[3][4]
Ratio of total expenses to average net assets	0.42%[3]	0.42%[3]	0.45%[3][4][6]
Ratio of net investment income (loss) to average net assets	1.85%[3]	1.95%[3]	(3.10)%[3][4][6]
Portfolio turnover rate	48.7%	58.4%	65.1%
Net assets, end of period (in thousands)	$ 278,883	$ 168,569	$ 815

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 6. Excludes expenses permanently waived of 0.03%, 0.04%, and 0.04% of average net assets for the years ended 12/31/17, 12/31/16, and for the period ended 12/31/15, respectively, related to investments in T. Rowe Price mutual funds.
(4) See Note 6. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through April 30, 2018.
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 61.1%		
CONSUMER DISCRETIONARY 7.7%		
Auto Components 0.6%		
Aisin Seiki (JPY)	44,500	2,493
Aptiv	10,400	882
Autoliv, GDR (SEK)	33,250	4,238
GKN (GBP)	692,224	2,977
Koito Manufacturing (JPY)	29,500	2,065
Magna International	171,202	9,702
Sumitomo Rubber Industries (JPY)	112,800	2,091
		24,448
Automobiles 0.7%		
BMW (EUR)	30,995	3,214
Ferrari	14,040	1,472
Honda Motor (JPY)	173,200	5,911
Suzuki Motor (JPY)	87,900	5,088
Tesla (1)	12,244	3,812
Toyota Motor (JPY)	143,300	9,132
		28,629
Hotels, Restaurants & Leisure 1.0%		
Aramark	11,800	504
Compass Group (GBP)	251,115	5,415
Hilton Worldwide Holdings	30,686	2,450
Marriott International, Class A	63,853	8,667
McDonald's	30,600	5,267
MGM Resorts International	1,100	37
Norwegian Cruise Line Holdings (1)	76,612	4,080
Restaurant Brands International	20,670	1,271
Royal Caribbean Cruises	29,100	3,471
Starbucks	48,500	2,785
Yum! Brands	84,400	6,888
		40,835

Household Durables 0.5%		
Lennar, B Shares	388	20
Lennar, Class A	70,627	4,466
Mohawk Industries (1)	3,400	938
Panasonic (JPY)	442,500	6,458
Persimmon (GBP)	169,620	6,267
Sony (JPY)	60,500	2,715
		20,864
Internet & Direct Marketing Retail 2.4%		
Amazon.com (1)	53,294	62,326
Ctrip.com International, ADR (1)	28,480	1,256
Netflix (1)	39,600	7,602
Priceline Group (1)	15,533	26,992
		98,176
Media 1.0%		
Charter Communications, Class A (1)	13,122	4,408
Comcast, Class A	172,900	6,925
CyberAgent (JPY)	82,100	3,200
Eutelsat Communications (EUR)	101,675	2,354
Liberty Global, Class A (1)	73,791	2,645
Stroeer SE & Co KGaA (EUR)	38,979	2,872
Time Warner	5,100	466
Twenty-First Century Fox	146,100	4,985
Twenty-First Century Fox, Class A	32,300	1,115
Walt Disney	30,381	3,266
WPP (GBP)	322,965	5,835
		38,071
Multiline Retail 0.2%		
Dollar General	44,197	4,111
Lojas Renner (BRL)	213,299	2,280
		6,391

Specialty Retail 0.8%		
AutoZone (1)	1,589	1,130
Home Depot	61,500	11,656
Kingfisher (GBP)	1,483,868	6,775
L Brands	45,224	2,723
Lowe's	9,000	837
O'Reilly Automotive (1)	6,300	1,516
Ross Stores	76,800	6,163
TJX	20,700	1,583
Ulta Beauty (1)	4,300	962
		33,345
Textiles, Apparel & Luxury Goods 0.5%		
Burberry (GBP)	209,752	5,057
Kering (EUR)	12,055	5,675
Moncler (EUR)	139,540	4,362
Nike, Class B	26,800	1,676
Samsonite International (HKD)	782,100	3,587
Tapestry	30,000	1,327
		21,684
Total Consumer Discretionary		312,443
CONSUMER STAPLES 4.3%		
Beverages 0.6%		
Coca-Cola	74,122	3,401
Constellation Brands, Class A	11,400	2,606
Diageo (GBP)	198,328	7,269
Dr Pepper Snapple	14,700	1,427
Kirin Holdings (JPY)	204,700	5,159
Monster Beverage (1)	3,400	215
PepsiCo	37,738	4,525
		24,602

Food & Staples Retailing 0.7%		
Costco Wholesale	13,100	2,438
CVS Health	71,290	5,169
Seven & i Holdings (JPY)	133,200	5,518
Wal-Mart	128,075	12,647
Walgreens Boots Alliance	13,607	988
		26,760
Food Products 1.6%		
Bunge	42,228	2,833
Danone (EUR)	45,168	3,785
Hormel Foods	15,100	549
Kellogg	8,600	584
Kraft Heinz	31,100	2,418
McCormick	4,000	408
Mondelez International	57,334	2,454
Nestle (CHF)	237,820	20,447
Tyson Foods, Class A	321,743	26,084
Wilmar International (SGD)	1,594,600	3,675
		63,237
Household Products 0.2%		
Church & Dwight	18,200	913
Colgate-Palmolive	15,000	1,132
Kimberly-Clark	10,100	1,219
Procter & Gamble	54,180	4,978
		8,242
Personal Products 0.6%		
Coty, Class A	32,458	646
Estee Lauder, Class A	7,400	941
L'Oreal (EUR)	30,711	6,805
Pola Orbis Holdings (JPY)	58,700	2,057

Unilever (GBP)	266,547	14,784
		25,233
Tobacco 0.6%		
Altria Group	40,095	2,863
British American Tobacco (GBP)	57,002	3,853
Philip Morris International	169,689	17,928
		24,644
Total Consumer Staples		172,718
ENERGY 2.4%		
Energy Equipment & Services 0.1%		
Baker Hughes	40,100	1,269
Schlumberger	9,161	617
WorleyParsons (AUD) (1)	269,330	3,002
		4,888
Oil, Gas & Consumable Fuels 2.3%		
Andeavor	35,872	4,102
Apache	30,000	1,266
BP, ADR	26,200	1,101
Canadian Natural Resources	40,500	1,447
Chevron	61,258	7,669
Concho Resources (1)	7,400	1,112
Continental Resources (1)	10,500	556
Devon Energy	20,500	849
Diamondback Energy (1)	7,400	934
Encana	25,500	340
EOG Resources	91,269	9,849
ExxonMobil	121,212	10,138
Hess	29,300	1,391
Marathon Petroleum	95,400	6,294
Noble Energy	65,427	1,906

Occidental Petroleum	63,926	4,709
Plains GP Holdings, Class A (1)	10,600	233
Royal Dutch Shell, B Shares, ADR	105,300	7,191
Statoil (NOK)	160,718	3,441
Total (EUR)	221,092	12,204
Total ADR	112,913	6,242
Total, Rights, 1/3/18 (EUR) (1)	221,092	—
TransCanada	226,070	10,996
		93,970
Total Energy		98,858

FINANCIALS 11.8%

Banks 5.8%

ABN AMRO, GDR (EUR)	91,268	2,943
Australia & New Zealand Banking Group (AUD)	329,068	7,341
Bank of America	103,954	3,069
Barclays, ADR	125,617	1,369
BNP Paribas (EUR)	138,534	10,305
Citigroup	265,591	19,763
Citizens Financial	32,000	1,343
Commerzbank (EUR) (1)	142,144	2,120
Danske Bank (DKK)	128,641	5,007
DBS Group Holdings(SGD)	390,500	7,223
DNB (NOK)	479,718	8,880
Erste Group Bank (EUR)	89,911	3,896
Fifth Third Bancorp	265,657	8,060
First Republic Bank	23,690	2,052
ING Groep (EUR)	553,424	10,159
Intesa Sanpaolo (EUR)	1,732,318	5,748
JPMorgan Chase	392,602	41,985
KeyCorp	344,561	6,950
Lloyds Banking Group (GBP)	7,362,786	6,752

Mitsubishi UFJ Financial (JPY)	789,100	5,743
National Bank of Canada (CAD)	137,900	6,881
Nordea Bank (SEK)	745,274	9,024
PNC Financial Services Group	49,092	7,083
Standard Chartered (GBP) (1)	320,519	3,366
Sumitomo Mitsui Trust Holdings (JPY)	147,554	5,838
Svenska Handelsbanken, A Shares (SEK)	516,220	7,055
U.S. Bancorp	112,100	6,006
United Overseas Bank (SGD)	194,700	3,838
Wells Fargo	412,717	25,040
		234,839
Capital Markets 2.1%		
Ameriprise Financial	13,757	2,331
Bank of New York Mellon	103,919	5,597
BlackRock	1,600	822
CBOE Global Markets	7,100	885
Charles Schwab	82,091	4,217
Close Brothers Group (GBP)	44,265	865
CME Group	4,033	589
Franklin Resources	16,000	693
GAM Holding (CHF)	166,806	2,692
Goldman Sachs	1,100	280
Intercontinental Exchange	169,286	11,945
KKR, Partnership (1)	16,700	352
Macquarie Group (AUD)	63,126	4,882
Morgan Stanley	485,426	25,470
S&P Global	16,516	2,798
State Street	105,800	10,327
TD Ameritrade Holding	196,423	10,043
		84,788
Consumer Finance 0.2%		
Ally Financial	44,000	1,283

American Express	500	50
Capital One Financial	6,200	618
Credit Saison (JPY)	145,000	2,633
Synchrony Financial	125,261	4,836
		9,420

Diversified Financial Services 0.5%

Berkshire Hathaway, Class B (1)	21,574	4,276
Challenger (AUD)	525,108	5,727
Element Fleet Management (CAD)	508,400	3,842
Mitsubishi UFJ Lease & Finance (JPY)	512,600	3,042
Voya Financial	63,711	3,152
		20,039

Insurance 3.2%

AIA Group (HKD)	695,200	5,913
American International Group	124,452	7,415
Aviva (GBP)	643,810	4,391
AXA (EUR)	411,624	12,198
Brighthouse Financial (1)	5,146	302
Chubb	82,928	12,118
CNA Financial	10,900	578
Direct Line Insurance (GBP)	1,030,981	5,305
FNF Group	12,864	505
Loews	17,090	855
Marsh & McLennan	91,273	7,429
MetLife	86,895	4,393
Munich Re (EUR)	48,753	10,528
Ping An Insurance, H Shares (HKD)	419,000	4,346
Progressive	35,700	2,011
Prudential (GBP)	352,270	9,022
RSA Insurance Group (GBP)	580,105	4,945
Storebrand (NOK)	597,083	4,857
Sun Life Financial (CAD)	135,500	5,593

Tokio Marine Holdings (JPY)	150,000	6,822
Willis Towers Watson	60,892	9,176
XL Group	169,449	5,958
Zurich Insurance Group (CHF)	18,636	5,666
		130,326
Total Financials		479,412

HEALTH CARE 8.9%

Biotechnology 1.2%

AbbVie	31,600	3,056
Alexion Pharmaceuticals (1)	60,747	7,265
Amgen	11,001	1,913
Biogen (1)	26,314	8,383
BioMarin Pharmaceutical (1)	4,800	428
Celgene (1)	30,956	3,230
CSL (AUD)	22,608	2,484
Gilead Sciences	64,400	4,614
Incyte (1)	14,000	1,326
Regeneron Pharmaceuticals (1)	534	201
Shire, ADR	35,680	5,535
Vertex Pharmaceuticals (1)	70,000	10,490
		48,925

Health Care Equipment & Supplies 2.4%

Abbott Laboratories	89,310	5,097
Becton Dickinson	88,643	18,975
Boston Scientific (1)	22,600	560
Cooper	10,000	2,179
Danaher	169,682	15,750
Dentsply Sirona	10,600	698
Elekta, B Shares (SEK)	212,400	1,754
GN Store Nord (DKK)	153,090	4,944
Hologic (1)	85,900	3,672

Intuitive Surgical (1)	29,394	10,727
Koninklijke Philips (EUR)	249,985	9,439
Medtronic	118,334	9,556
Stryker	99,620	15,425
		98,776
Health Care Providers & Services 2.0%		
Aetna	88,994	16,054
AmerisourceBergen	3,800	349
Anthem	47,768	10,748
Centene (1)	9,999	1,009
Cigna	40,815	8,289
DaVita (1)	5,300	383
Envision Healthcare (1)	31,900	1,102
Express Scripts Holding (1)	14,800	1,105
Fresenius (EUR)	128,798	10,017
HCA Healthcare (1)	24,781	2,177
Henry Schein (1)	3,700	258
Humana	14,700	3,647
McKesson	4,200	655
Miraca Holdings (JPY)	56,900	2,427
UnitedHealth Group	97,761	21,552
Universal Health Services, Class B	3,500	397
		80,169
Life Sciences Tools & Services 0.4%		
Agilent Technologies	82,321	5,513
Illumina (1)	844	184
Thermo Fisher Scientific	56,887	10,802
		16,499
Pharmaceuticals 2.9%		
Allergan	12,481	2,042
Astellas Pharma (JPY)	583,400	7,411

Bayer (EUR)	120,070	14,920
Bristol-Myers Squibb	14,500	889
Eli Lilly	21,200	1,791
GlaxoSmithKline (GBP)	39,542	700
GlaxoSmithKline, ADR	190,200	6,746
Johnson & Johnson	95,692	13,370
Mallinckrodt (1)	10,200	230
Merck	284,100	15,986
Novartis, D Shares (CHF)	170,624	14,358
Novo Nordisk, Series B (DKK)	69,056	3,711
Perrigo	27,996	2,440
Pfizer	292,019	10,577
Roche Holding (CHF)	50,124	12,674
Sanofi (EUR)	88,038	7,579
Zoetis	35,600	2,565
		117,989
Total Health Care		362,358

INDUSTRIALS & BUSINESS SERVICES 6.2%

Aerospace & Defense 1.3%

Boeing	102,698	30,287
Harris	53,187	7,534
Meggitt (GBP)	830,797	5,395
Northrop Grumman	11,053	3,392
Raytheon	500	94
Rockwell Collins	8,100	1,098
Textron	37,500	2,122
United Technologies	18,960	2,419
		52,341

Air Freight & Logistics 0.2%

C.H. Robinson Worldwide	10,521	937
FedEx	11,700	2,920

UPS, Class B	45,329	5,401
		9,258
Airlines 0.7%		
Alaska Air Group	38,400	2,823
American Airlines	312,315	16,250
Delta Air Lines	170,148	9,528
United Continental (1)	29,900	2,015
		30,616
Building Products 0.3%		
A.O. Smith	9,100	558
Allegion	7,900	628
Fortune Brands Home & Security	46,300	3,169
Johnson Controls International	211,451	8,058
		12,413
Commercial Services & Supplies 0.2%		
Cintas	6,100	951
Stericycle (1)	59,956	4,076
Waste Connections	19,400	1,376
		6,403
Electrical Equipment 0.7%		
ABB (CHF)	274,303	7,347
Acuity Brands	4,800	845
Hubbell	4,600	623
Legrand (EUR)	70,239	5,400
Mitsubishi Electric (JPY)	671,800	11,133
Rockwell Automation	4,400	864
Sensata Technologies Holding (1)	11,700	598
		26,810
Industrial Conglomerates 1.2%		
CK Hutchison Holdings (HKD)	552,968	6,929

DCC (GBP)	50,341	5,066
Honeywell International	93,769	14,380
Roper Technologies	38,150	9,881
Sembcorp Industries (SGD)	402,260	909
Siemens (EUR)	92,448	12,800
		49,965
Machinery 0.9%		
Caterpillar	13,900	2,190
Flowserve	17,100	720
Fortive	83,418	6,035
Illinois Tool Works	14,700	2,453
PACCAR	31,600	2,246
Pentair	16,100	1,137
SMC (JPY)	10,000	4,104
Stanley Black & Decker	55,050	9,342
THK (JPY)	170,900	6,388
Wabtec	7,420	604
		35,219
Marine 0.0%		
Maersk, Series B (DKK)	537	936
		936
Professional Services 0.1%		
Equifax	5,346	630
IHS Markit (1)	1,760	80
Nielsen Holdings	15,200	553
Recruit Holdings (JPY)	167,300	4,154
TransUnion (1)	8,095	445
		5,862
Road & Rail 0.2%		
Canadian Pacific Railway	6,400	1,170
Central Japan Railway (JPY)	25,900	4,635

CSX	43,300	2,382
Union Pacific	500	67
		8,254
Trading Companies & Distributors 0.4%		
Mitsubishi (JPY)	177,500	4,895
Sumitomo (JPY)	561,100	9,517
		14,412
Total Industrials & Business Services		252,489
INFORMATION TECHNOLOGY 12.7%		
Communications Equipment 0.3%		
Cisco Systems	283,325	10,852
LM Ericsson, B Shares (SEK)	353,094	2,330
		13,182
Electronic Equipment, Instruments & Components 0.4%		
Hamamatsu Photonics (JPY)	58,900	1,975
Keysight Technologies (1)	79,300	3,299
Omron (JPY)	82,300	4,895
TE Connectivity	38,074	3,619
		13,788
Internet Software & Services 3.8%		
Alibaba Group Holding, ADR (1)	148,535	25,612
Alphabet, Class A (1)	16,670	17,560
Alphabet, Class C (1)	32,254	33,751
Altaba (1)(12)	30,900	2,158
Baidu, ADR (1)	17,100	4,005
CoStar Group (1)	1,500	445
Facebook, Class A (1)	237,547	41,918
Kakaku.com (JPY)	109,800	1,854
NAVER (KRW)	2,455	1,994

Tencent Holdings (HKD)	351,300	18,183
Yahoo! Japan (JPY) (2)	699,300	3,204
YY, ADR (1)	41,300	4,669
		155,353
IT Services 2.0%		
Accenture, Class A	20,700	3,169
Black Knight (1)	9,151	404
Fidelity National Information	51,800	4,874
Fiserv (1)	35,300	4,629
FleetCor Technologies (1)	15,200	2,925
Global Payments	39,700	3,980
Infosys, ADR	235,400	3,818
MasterCard, Class A	130,900	19,813
PayPal Holdings (1)	129,400	9,526
Vantiv, Class A (1)	35,700	2,626
Visa, Class A	213,300	24,320
		80,084
Semiconductors & Semiconductor Equipment 2.0%		
Analog Devices	15,000	1,335
Applied Materials	62,587	3,199
ASML Holding	6,000	1,043
ASML Holding (EUR)	26,726	4,647
Broadcom	95,261	24,473
Intel	59,900	2,765
KLA-Tencor	21,471	2,256
Lam Research	1,600	295
Marvell Technology Group	78,300	1,681
Microchip Technology	40,900	3,594
Micron Technology (1)	20,500	843
Qualcomm	158,202	10,128
Renesas Electronics (JPY) (1)	195,600	2,268
Taiwan Semiconductor Manufacturing (TWD)	1,290,969	9,885

Texas Instruments	42,000	4,387
Tokyo Electron (JPY)	41,400	7,468
Xilinx	15,490	1,044
		81,311
Software 3.2%		
Activision Blizzard	40,300	2,552
CDK Global	17,500	1,247
Electronic Arts (1)	51,700	5,432
Intuit	56,041	8,842
Microsoft	794,865	67,993
Red Hat (1)	59,100	7,098
Salesforce.com (1)	132,223	13,517
ServiceNow (1)	62,000	8,084
Symantec	185,289	5,199
Synopsys (1)	48,154	4,105
VMware, Class A (1)	7,400	927
Workday (1)	26,500	2,696
		127,692
Technology Hardware, Storage & Peripherals 1.0%		
Apple	192,959	32,654
Hewlett Packard Enterprise	100,400	1,442
Samsung Electronics (KRW)	3,094	7,351
		41,447
Total Information Technology		512,857
MATERIALS 2.3%		
Chemicals 1.2%		
Air Liquide (EUR)	34,444	4,330
Air Products & Chemicals	12,200	2,002
Asahi Kasei (JPY)	445,000	5,727
BASF (EUR)	46,705	5,120

CF Industries	85,700	3,646
Covestro (EUR)	29,967	3,086
DowDuPont	156,703	11,160
Johnson Matthey (GBP)	81,643	3,383
PPG Industries	13,370	1,562
RPM	10,300	540
Sherwin-Williams	10,300	4,223
Tosoh (JPY)	61,000	1,376
Umicore (EUR)	91,283	4,322
Valvoline	13,665	343
		50,820
Construction Materials 0.1%		
Martin Marietta Materials	3,700	818
Vulcan Materials	14,881	1,910
		2,728
Containers & Packaging 0.4%		
Amcor (AUD)	342,241	4,101
Ball	118,078	4,469
International Paper	117,091	6,784
		15,354
Metals & Mining 0.5%		
Antofagasta (GBP)	197,335	2,663
BHP Billiton (GBP)	202,394	4,093
BHP Billiton Limited (AUD)	54,734	1,257
Independence (AUD)	1,080,713	3,988
Randgold Resources, ADR	3,300	326
Reliance Steel & Aluminum	2,300	197
Rio Tinto (AUD)	41,291	2,428
South32 (AUD)	1,000,603	2,712
Southern Copper	9,500	451

Steel Dynamics	10,523	454
		18,569
Paper & Forest Products 0.1%		
Stora Enso, Class R (EUR)	288,429	4,570
		4,570
Total Materials		92,041
REAL ESTATE 1.1%		
Equity Real Estate Investment Trusts 1.0%		
American Tower, REIT	47,967	6,843
AvalonBay Communities, REIT	4,900	874
Crown Castle International, REIT	60,000	6,661
Equinix, REIT	6,425	2,912
Equity Residential, REIT	23,500	1,499
GGP, REIT	38,700	905
Great Portland Estates (GBP)	248,565	2,307
JBG Smith Properties, REIT	6,700	233
Prologis, REIT	30,200	1,948
Regency Centers, REIT	15,800	1,093
SBA Communications, REIT (1)	6,300	1,029
Scentre (AUD)	1,163,695	3,796
SL Green Realty, REIT	9,800	989
Unibail-Rodamco (EUR)	18,967	4,773
Vornado Realty Trust, REIT	14,000	1,094
Weyerhaeuser, REIT	88,193	3,110
		40,066
Real Estate Management & Development 0.1%		
Mitsui Fudosan (JPY)	169,400	3,789
		3,789
Total Real Estate		43,855

TELECOMMUNICATION SERVICES 1.7%

Diversified Telecommunication Services 1.3%

AT&T	80,174	3,117
KT (KRW)	99,015	2,968
Nippon Telegraph & Telephone (JPY)	280,900	13,206
TDC (DKK)	916,236	5,628
Telecom Italia (EUR)	3,805,243	2,699
Telefonica (EUR)	422,960	4,119
Telefonica Deutschland Holding (EUR)	987,265	4,941
Telstra (AUD)	418,239	1,183
Verizon Communications	264,700	14,011
		51,872

Wireless Telecommunication Services 0.4%

America Movil, Class L, ADR	148,300	2,543
Softbank (JPY)	42,800	3,389
T-Mobile US (1)	16,900	1,073
Vodafone, ADR	304,363	9,709
		16,714
Total Telecommunication Services		68,586

UTILITIES 2.0%

Electric Utilities 1.1%

American Electric Power	86,025	6,329
Entergy	30,300	2,466
Eversource Energy	99,090	6,261
Exelon	33,448	1,318
NextEra Energy	76,406	11,934
PG&E	53,716	2,408
Southern Company	176,200	8,473
SSE (GBP)	126,490	2,249

Westar Energy	88,000	4,646
		46,084
Gas Utilities 0.1%		
Atmos Energy	25,120	2,158
		2,158
Independent Power & Renewable Electricity Producers 0.1%		
Electric Power Development (JPY)	151,200	4,067
		4,067
Multi-Utilities 0.7%		
DTE Energy	41,400	4,532
E.ON (EUR)	207,492	2,248
Engie (EUR)	400,784	6,890
National Grid (GBP)	426,567	5,028
NiSource	96,220	2,470
Sempra Energy	66,898	7,153
		28,321
Water Utilities 0.0%		
American Water Works	7,400	677
		677
Total Utilities		81,307
Total Common Stocks (Cost $1,346,260)		2,476,924
CONVERTIBLE PREFERRED STOCKS 0.1%		
HEALTH CARE 0.0%		
Health Care Equipment & Supplies 0.0%		
Becton Dickinson, Class A, 6.125%, 5/1/20	18,563	1,070
Total Health Care		1,070

UTILITIES 0.1%

Electric Utilities 0.1%		
NextEra Energy, 6.123%, 8/2/19	37,309	2,125
Total Utilities		2,125
Total Convertible Preferred Stocks (Cost $2,761)		3,195

CORPORATE BONDS 9.7%

21st Century Fox America, 3.70%, 10/15/25	525,000	548
21st Century Fox America, 4.50%, 2/15/21	475,000	503
Abbott Laboratories, 3.40%, 11/30/23	1,830,000	1,862
Abbott Laboratories, 4.75%, 11/30/36	2,460,000	2,765
AbbVie, 3.20%, 5/14/26	420,000	419
AbbVie, 3.60%, 5/14/25	1,630,000	1,675
AbbVie, 4.50%, 5/14/35	1,900,000	2,087
ABN AMRO Bank, 4.75%, 7/28/25 (3)	940,000	997
Actavis Funding, 3.45%, 3/15/22	3,080,000	3,126
Aercap Ireland Capital, 3.50%, 5/26/22	560,000	567
Agilent Technologies, 3.20%, 10/1/22	710,000	715
Agilent Technologies, 3.875%, 7/15/23	975,000	1,011
AHS Hospital, 5.024%, 7/1/45	1,600,000	1,928
AIA Group, 2.25%, 3/11/19 (3)	395,000	393
AIA Group, 3.20%, 3/11/25 (3)	1,020,000	1,014
AIG Global Funding, 2.15%, 7/2/20 (3)	615,000	607
Air Lease, 3.625%, 4/1/27	1,025,000	1,023
Alabama Power, 3.75%, 3/1/45	1,065,000	1,084
Alexandria Real Estate Equities, 3.95%, 1/15/27	655,000	668
Alfa, 5.25%, 3/25/24 (3)	395,000	420
Alibaba Group Holding, 4.00%, 12/6/37	585,000	606

Allstate, 5.55%, 5/9/35	1,000,000	1,233
Altria Group, 4.75%, 5/5/21	535,000	573
Amazon.com, 2.80%, 8/22/24 (3)	1,055,000	1,052
Amazon.com, 3.875%, 8/22/37 (3)	1,645,000	1,746
Amazon.com, 5.20%, 12/3/25	1,850,000	2,123
America Movil, 6.375%, 3/1/35	300,000	380
American Airlines PTT, Series 2013-2, 4.95%, 7/15/24	747,717	789
American Airlines PTT, Series 2014-1, Class A, 3.70%, 4/1/28	1,071,604	1,092
American Airlines PTT, Series 2016-1, Class B, 5.25%, 7/15/25	2,284,357	2,414
American Campus Communities, 3.35%, 10/1/20	585,000	596
American Credit Express, 2.125%, 7/27/18	1,675,000	1,677
American Credit Express, 2.20%, 3/3/20	1,750,000	1,744
American International Group, 2.30%, 7/16/19	1,080,000	1,079
Amgen, 5.75%, 3/15/40	325,000	403
Anheuser-Busch InBev Finance, 3.65%, 2/1/26	2,305,000	2,378
Anthem, 1.875%, 1/15/18	290,000	290
Anthem, 2.50%, 11/21/20	695,000	693
Anthem, 4.65%, 1/15/43	915,000	1,011
ANZ New Zealand International, 2.20%, 7/17/20 (3)	930,000	923
Aon, 2.80%, 3/15/21	2,085,000	2,091
Appalachian Power, 4.45%, 6/1/45	2,450,000	2,727
Apple, 1.90%, 2/7/20	2,400,000	2,389
Apple, 3.20%, 5/11/27	7,495,000	7,583
APT Pipelines, 4.25%, 7/15/27 (3)	620,000	641
Aptiv, 3.15%, 11/19/20	1,825,000	1,851
Atmos Energy, 4.15%, 1/15/43	1,500,000	1,619
AutoZone, 3.125%, 4/21/26	650,000	632
AutoZone, 4.00%, 11/15/20	825,000	855
Avnet, 4.625%, 4/15/26	895,000	929

Baidu, 2.75%, 6/9/19	1,240,000	1,242
Baltimore Gas & Electric, 3.35%, 7/1/23	1,750,000	1,784
Banco Santander, 3.125%, 2/23/23	1,000,000	994
Bank of America, 4.20%, 8/26/24	600,000	629
Bank of Montreal, 2.375%, 1/25/19	1,600,000	1,602
Banque Federale Credit Mutuel, 2.50%, 10/29/18 (3)	2,000,000	2,008
Barclays, 3.25%, 1/12/21	1,800,000	1,816
Baxalta, 2.875%, 6/23/20	1,040,000	1,046
Baylor Scott & White Holding, 3.967%, 11/15/46	1,850,000	1,923
BB&T, 2.25%, 2/1/19	1,200,000	1,201
Beam, 1.75%, 6/15/18	1,350,000	1,349
Becton Dickinson, 3.70%, 6/6/27	3,000,000	3,023
Berkshire Hathaway Energy, 5.15%, 11/15/43	1,350,000	1,622
Biogen, 3.625%, 9/15/22	1,095,000	1,132
BNP Paribas, 2.70%, 8/20/18	1,340,000	1,345
Boardwalk Pipelines, 4.45%, 7/15/27	385,000	391
Boardwalk Pipelines, 4.95%, 12/15/24	780,000	827
Boral Finance, 3.00%, 11/1/22 (3)	220,000	218
Boston Properties, 3.125%, 9/1/23	625,000	630
Boston Properties, 3.65%, 2/1/26	1,165,000	1,182
Boston Properties, 4.125%, 5/15/21	375,000	392
BP Capital Markets, 1.768%, 9/19/19	680,000	675
BPCE, 3.00%, 5/22/22 (3)	425,000	425
BPCE, 4.50%, 3/15/25 (3)	1,000,000	1,045
BPCE, 5.70%, 10/22/23 (3)	1,700,000	1,883
Braskem Netherlands, 3.50%, 1/10/23 (3)	1,030,000	1,014
British American Tobacco, 2.764%, 8/15/22 (3)	2,205,000	2,193
British Sky Broadcasting Group, 2.625%, 9/16/19 (3)	355,000	355
Brixmor Operating Partnership, 3.875%, 8/15/22	865,000	885

Brixmor Operating Partnership, 3.90%, 3/15/27	565,000	558
Brixmor Operating Partnership, 4.125%, 6/15/26	1,220,000	1,231
Broadcom, 3.00%, 1/15/22 (3)	2,675,000	2,656
Buckeye Partners, 6.05%, 1/15/18	300,000	300
Burlington Northern Santa Fe, 4.375%, 9/1/42	1,400,000	1,566
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	880
Camden Property Trust, 2.95%, 12/15/22	565,000	565
Canadian Natural Resources, 1.75%, 1/15/18	415,000	415
Canadian Pacific Railroad, 7.25%, 5/15/19	200,000	213
Capital One Bank, 2.15%, 11/21/18	1,000,000	999
Carpenter Technology, 4.45%, 3/1/23	790,000	805
Catholic Health Initiatives, 2.60%, 8/1/18	360,000	361
CC Holdings, 3.849%, 4/15/23	440,000	454
Celgene, 3.55%, 8/15/22	1,700,000	1,746
Celgene, 4.625%, 5/15/44	1,200,000	1,278
Cellulosa Arauco, 3.875%, 11/2/27 (3)	1,030,000	1,026
Charter Communications Operating, 4.908%, 7/23/25	2,465,000	2,607
Chubb INA Holding, 5.90%, 6/15/19	335,000	353
Citibank, 2.125%, 10/20/20	2,000,000	1,979
Citigroup, 2.35%, 8/2/21	1,460,000	1,442
Citigroup, VR, 3.887%, 1/10/28 (4)	3,335,000	3,436
Citizens Bank, 2.50%, 3/14/19	965,000	967
Citizens Bank, 2.55%, 5/13/21	1,085,000	1,081
Citizens Financial Group, 2.375%, 7/28/21	210,000	207
Citizens Financial Group, 4.30%, 12/3/25	990,000	1,033
CMS Energy, 4.70%, 3/31/43	840,000	937
CMS Energy, 4.875%, 3/1/44	1,200,000	1,401
CNA Financial, 3.95%, 5/15/24	315,000	327
CNA Financial, 5.875%, 8/15/20	800,000	862

Columbia Pipeline Group, 3.30%, 6/1/20	1,300,000	1,316
Commonwealth Bank of Australia, 4.50%, 12/9/25 (3)	1,750,000	1,828
Concho Resources, 3.75%, 10/1/27	665,000	672
Continental Airlines, 4.75%, 7/12/22	177,115	185
Credit Suisse Group, VR, 2.997%, 12/14/23 (3)(4)	1,385,000	1,368
Crown Castle International, 3.40%, 2/15/21	485,000	495
Crown Castle Towers, 3.222%, 5/15/42 (3)	45,000	45
Crown Castle Towers, 3.663%, 5/15/45 (3)	485,000	489
Crown Castle Towers, 6.113%, 1/15/40 (3)	1,043,000	1,095
Danone, 2.947%, 11/2/26 (3)	1,925,000	1,865
Delphi, 4.15%, 3/15/24	745,000	788
Delta Air Lines, 2.875%, 3/13/20	2,200,000	2,211
Delta Airlines, 7.75%, 6/17/21	289,084	313
Delta Airlines, ETC, 4.95%, 5/23/19	103,220	106
Discover Bank, 2.00%, 2/21/18	1,600,000	1,600
Discover Financial Services, 3.75%, 3/4/25	590,000	594
Discover Financial Services, 10.25%, 7/15/19	400,000	434
Dominion Energy, STEP, 2.579%, 7/1/20	640,000	640
Dominion Resources, 2.75%, 9/15/22	200,000	198
Duke Energy, 2.65%, 9/1/26	640,000	612
Duke Energy, 3.75%, 9/1/46	500,000	494
DXC Technology, 2.875%, 3/27/20	920,000	924
Eaton Vance, 3.625%, 6/15/23	750,000	774
Enbridge, 4.00%, 10/1/23	690,000	719
Enbridge, 4.25%, 12/1/26	590,000	616
Enbridge, VR, 6.00%, 1/15/77 (4)	1,135,000	1,182
Enbridge Energy Partners, 5.50%, 9/15/40	245,000	269
Enel Finance International, 2.75%, 4/6/23 (3)	1,665,000	1,640
Energy East, 6.75%, 9/15/33	1,000,000	1,264

EnLink Midstream Partners, 2.70%, 4/1/19	370,000	370
EnLink Midstream Partners, 4.85%, 7/15/26	895,000	937
EOG Resources, 2.625%, 3/15/23	500,000	493
EOG Resources, 6.875%, 10/1/18	500,000	517
ERAC USA Finance, 2.80%, 11/1/18 (3)	170,000	171
ERAC USA Finance, 3.85%, 11/15/24 (3)	435,000	449
ERAC USA Finance, 4.50%, 2/15/45 (3)	505,000	517
Expedia, 5.00%, 2/15/26	1,810,000	1,935
Express Scripts Holding, 2.60%, 11/30/20	1,930,000	1,927
Express Scripts Holding, 3.00%, 7/15/23	810,000	807
Federal Realty Investment Trust, 2.75%, 6/1/23	1,500,000	1,482
Fifth Third Bancorp , 1.45%, 2/28/18	1,200,000	1,199
Fifth Third Bancorp, 3.50%, 3/15/22	340,000	350
First American Financial, 4.60%, 11/15/24	415,000	428
FirstEnergy Transmission, 4.35%, 1/15/25 (3)	1,310,000	1,380
FMR, 4.95%, 2/1/33 (3)	740,000	847
Ford Motor Credit, 2.24%, 6/15/18	1,300,000	1,301
Ford Motor Credit, 2.551%, 10/5/18	1,745,000	1,749
Ford Motor Credit, 5.75%, 2/1/21	600,000	650
Franklin Resources, 4.625%, 5/15/20	300,000	315
Fresnillo, 5.50%, 11/13/23 (3)	805,000	885
GATX, 2.60%, 3/30/20	160,000	160
GATX, 4.85%, 6/1/21	1,000,000	1,063
GE Capital, 5.30%, 2/11/21	232,000	250
GE Capital, 5.50%, 1/8/20	72,000	76
GE Capital, 6.875%, 1/10/39	172,000	247
GE Capital International Funding, 2.342%, 11/15/20	877,000	873
GE Capital International Funding, 4.418%, 11/15/35	611,000	661
General Motors, 3.50%, 10/2/18	1,165,000	1,176

General Motors, 4.00%, 4/1/25	1,120,000	1,148
General Motors Financial, 3.10%, 1/15/19	1,180,000	1,187
George Washington University, 4.30%, 9/15/44	975,000	1,056
Gilead Sciences, 1.85%, 9/20/19	790,000	787
Gilead Sciences, 3.25%, 9/1/22	875,000	897
GoldCorp, 2.125%, 3/15/18	1,705,000	1,706
Goldcorp, 3.625%, 6/9/21	1,260,000	1,286
Goldman Sachs Group, 2.75%, 9/15/20	1,300,000	1,305
Goldman Sachs Group, 3.00%, 4/26/22	3,935,000	3,951
Goldman Sachs Group, 4.25%, 10/21/25	1,865,000	1,942
Goldman Sachs Group, 5.75%, 1/24/22	380,000	420
Goldman Sachs Group, 6.75%, 10/1/37	700,000	937
Grain Spectrum Funding, 4.00%, 10/10/33 (3)	2,300,000	2,302
Harris, 3.832%, 4/27/25	570,000	589
Healthcare Realty Trust, 3.625%, 1/15/28	1,075,000	1,063
Healthcare Realty Trust, 3.75%, 4/15/23	1,010,000	1,030
Heathrow Funding, 4.875%, 7/15/23 (3)	935,000	1,000
Hewlett Packard Enterprise, 2.10%, 10/4/19 (3)	1,010,000	1,003
Howard Hughes Medical Institute, 3.50%, 9/1/23	1,280,000	1,322
HPHT Finance, 2.25%, 3/17/18 (3)	901,000	900
HSBC Bank, 1.50%, 5/15/18 (3)	1,500,000	1,498
HSBC Bank USA, 5.875%, 11/1/34	950,000	1,224
HSBC Holdings, VR, 3.262%, 3/13/23 (4)	1,800,000	1,823
Humana, 2.625%, 10/1/19	300,000	300
Hyatt Hotels, 3.375%, 7/15/23	275,000	281
Hyundai Capital America, 2.55%, 2/6/19 (3)	1,720,000	1,717
Illinois Tool Works, 3.90%, 9/1/42	1,200,000	1,276
Imperial Tobacco Finance, 2.05%, 2/11/18 (3)	1,680,000	1,680
Imperial Tobacco Finance, 2.05%, 7/20/18 (3)	670,000	669

ING Groep, 3.15%, 3/29/22	560,000	565
Intercontinental Exchange, 2.50%, 10/15/18	455,000	457
Intercontinental Exchange, 2.75%, 12/1/20	965,000	974
International Paper, 4.40%, 8/15/47	1,180,000	1,240
Interpublic Group, 4.00%, 3/15/22	450,000	465
Interpublic Group, 4.20%, 4/15/24	585,000	614
Intesa Sanpaolo, 3.125%, 7/14/22 (3)	1,875,000	1,862
Invesco Finance, 3.125%, 11/30/22	480,000	483
J.B. Hunt Transportation Services, 2.40%, 3/15/19	255,000	255
JPMorgan Chase, 1.625%, 5/15/18	1,150,000	1,149
JPMorgan Chase, 2.75%, 6/23/20	2,445,000	2,466
JPMorgan Chase, 3.375%, 5/1/23	1,080,000	1,098
JPMorgan Chase, 4.50%, 1/24/22	2,000,000	2,135
JPMorgan Chase, VR, 3.882%, 7/24/38 (4)	2,460,000	2,517
Kaiser Foundation Hospital, 3.50%, 4/1/22	625,000	643
Kansas Gas & Electric, 6.70%, 6/15/19 (3)	280,000	296
Keysight Technologies, 3.30%, 10/30/19	1,870,000	1,890
Kilroy Realty, 3.45%, 12/15/24	1,350,000	1,346
Kilroy Realty, 4.375%, 10/1/25	480,000	504
Liberty Mutual Group, 4.25%, 6/15/23 (3)	410,000	431
Liberty Mutual Group, 4.85%, 8/1/44 (3)	1,700,000	1,884
Lockheed Martin, 3.80%, 3/1/45	650,000	655
Magellan Midstream Partners, 6.55%, 7/15/19	155,000	164
Manufacturers & Traders Trust, 3.40%, 8/17/27	250,000	253
Manufacturers & Traders Trust, FRN, 1M USD LIBOR + 1.215% 2.779%, 12/28/20	834,000	833
Marsh & McLennan, 2.55%, 10/15/18	495,000	496
Marsh & McLennan, 3.50%, 6/3/24	630,000	650
Marsh & McLennan, 4.35%, 1/30/47	235,000	261

Massmutual Global Funding, 1.95%, 9/22/20 (3)	1,496,000	1,480
Mayo Clinic, 4.00%, 11/15/47	1,500,000	1,546
Mead Johnson Nutrition, 4.125%, 11/15/25	200,000	213
Merrill Lynch, 6.11%, 1/29/37	900,000	1,145
Merrill Lynch, 6.50%, 7/15/18	1,575,000	1,610
Merrill Lynch, 6.75%, 6/1/28	700,000	875
Morgan Stanley, 2.125%, 4/25/18	1,100,000	1,101
Morgan Stanley, 4.30%, 1/27/45	1,150,000	1,233
Morgan Stanley, 6.25%, 8/9/26	755,000	902
Morgan Stanley, 6.625%, 4/1/18	750,000	758
Morgan Stanley, VR, 3.971%, 7/22/38 (4)	1,445,000	1,486
Nabors Industries, 5.50%, 1/15/23	675,000	656
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	725,000	724
Nationwide Building Society, 2.35%, 1/21/20 (3)	560,000	559
NBC Universal Enterprise, 1.974%, 4/15/19 (3)	855,000	853
New York Life Global Funding, 1.50%, 10/24/19 (3)	2,960,000	2,921
NiSource Finance, 3.49%, 5/15/27	1,730,000	1,760
NiSource Finance, 3.95%, 3/30/48	1,775,000	1,808
Nordea Bank, 2.125%, 5/29/20 (3)	1,500,000	1,491
Norfolk Southern, 3.00%, 4/1/22	1,085,000	1,097
Northeast Utilities, 1.60%, 1/15/18	380,000	380
Northern Trust, 6.50%, 8/15/18	250,000	257
Northwestern University, Series 2017, 3.812%, 12/1/50	2,000,000	2,037
NSTAR Electric, 2.375%, 10/15/22	565,000	558
O'Reilly Automotive, 3.60%, 9/1/27	1,825,000	1,827
O'Reilly Automotive, 3.80%, 9/1/22	370,000	386
O'Reilly Automotive, 4.875%, 1/14/21	1,000,000	1,058
Occidental Petroleum, 3.00%, 2/15/27	2,320,000	2,301
Omnicom Group, 3.60%, 4/15/26	830,000	839

Origin Energy Finance, 3.50%, 10/9/18 (3)	1,210,000	1,213
PACCAR Financial, 1.95%, 2/27/20	920,000	915
PacifiCorp, 3.85%, 6/15/21	900,000	939
Packaging Corporation of America, 3.65%, 9/15/24	785,000	804
Packaging Corporation of America, 4.50%, 11/1/23	395,000	425
Partners Healthcare System, 3.443%, 7/1/21	1,150,000	1,166
Penske Truck Leasing, 2.875%, 7/17/18 (3)	235,000	236
Penske Truck Leasing, 3.20%, 7/15/20 (3)	1,250,000	1,266
PNC Funding, 3.30%, 3/8/22	1,100,000	1,127
PNC Funding, 6.70%, 6/10/19	590,000	626
Potash Corporation of Saskatchewan, 4.00%, 12/15/26	830,000	860
PPL Capital Funding, 1.90%, 6/1/18	190,000	190
PPL Capital Funding, 3.10%, 5/15/26	2,200,000	2,153
Priceline Group, 3.60%, 6/1/26	2,020,000	2,028
Priceline Group, 3.65%, 3/15/25	1,515,000	1,533
Pricoa Global Funding I, 1.45%, 9/13/19 (3)	675,000	664
Principal Financial Group, 3.40%, 5/15/25	2,460,000	2,496
Progress Energy, 4.40%, 1/15/21	450,000	470
Providence Health & Services, 4.379%, 10/1/23	1,310,000	1,421
Public Service Company of Colorado, 3.20%, 11/15/20	325,000	331
Qualcomm, 3.00%, 5/20/22	1,595,000	1,597
QVC, 4.375%, 3/15/23	770,000	787
QVC, 4.45%, 2/15/25	140,000	143
QVC, 4.85%, 4/1/24	1,645,000	1,721
Raymond James Financial, 3.625%, 9/15/26	210,000	211
Regions Bank, 2.25%, 9/14/18	2,060,000	2,062
Reinsurance Group of America, 5.00%, 6/1/21	630,000	671
Republic Services, 3.375%, 11/15/27	1,045,000	1,053
Republic Services, 5.50%, 9/15/19	400,000	421

Reynolds American, 2.30%, 6/12/18	1,400,000	1,401
Rogers Communications, 3.625%, 12/15/25	610,000	623
Roper Industries, 2.05%, 10/1/18	595,000	595
Roper Industries, 6.25%, 9/1/19	300,000	319
Roper Technologies, 3.00%, 12/15/20	1,160,000	1,173
Roper Technologies, 3.80%, 12/15/26	1,085,000	1,119
Royal Bank of Canada, 2.20%, 7/27/18	600,000	601
Sabine Pass Liquefaction, 4.20%, 3/15/28	1,335,000	1,355
Santander, 2.35%, 9/10/19	1,375,000	1,375
SBA Tower Trust, 3.598%, 4/15/18 (3)	1,140,000	1,139
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	2,870,000	2,811
Skandinaviska Enskilda Banken, 2.375%, 11/20/18 (3)	1,500,000	1,504
Solvay Finance, 3.40%, 12/3/20 (3)	1,890,000	1,925
Southeast Supply Header, 4.25%, 6/15/24 (3)	905,000	935
Southern Company, 2.45%, 9/1/18	1,300,000	1,304
Southern Company, 4.40%, 7/1/46	1,770,000	1,889
Southern Power, 5.15%, 9/15/41	1,200,000	1,342
Spectra Energy Capital, 3.30%, 3/15/23	1,075,000	1,073
Spectra Energy Partners, 3.375%, 10/15/26	480,000	472
Spectra Energy Partners, 4.75%, 3/15/24	1,145,000	1,238
State Street, 3.10%, 5/15/23	265,000	267
Stryker, 1.30%, 4/1/18	1,200,000	1,199
Sumitomo Mitsui Banking, 1.95%, 7/23/18	1,850,000	1,847
Sumitomo Mitsui Banking, 2.50%, 7/19/18	1,270,000	1,273
SunTrust Banks, 2.35%, 11/1/18	345,000	346
Svenska Handelsbanken, 1.625%, 3/21/18	1,300,000	1,299
Tampa Electric, 6.15%, 5/15/37	1,000,000	1,297
Teachers Insurance & Annuity, 4.90%, 9/15/44 (3)	1,800,000	2,066
Teva Pharmaceutical Finance III, 1.70%, 7/19/19	3,750,000	3,639

Teva Pharmaceutical Finance IV, 3.65%, 11/10/21	1,465,000	1,394
Thermo Fisher Scientific, 2.15%, 12/14/18	2,400,000	2,402
Thermo Fisher Scientific, 2.40%, 2/1/19	355,000	355
Thomson Reuters, 3.35%, 5/15/26	405,000	402
Time Warner Cable, 4.00%, 9/1/21	200,000	205
Time Warner Cable, 5.00%, 2/1/20	485,000	506
Time Warner Cable, 6.55%, 5/1/37	450,000	526
Time Warner Cable, 6.75%, 7/1/18	320,000	327
Time Warner Cable, 6.75%, 6/15/39	530,000	633
Time Warner Cable, 8.25%, 4/1/19	595,000	636
Time Warner Cable, 8.75%, 2/14/19	105,000	112
Toronto-Dominion Bank, 1.40%, 4/30/18	800,000	799
Toronto-Dominion Bank, 1.45%, 9/6/18	1,300,000	1,295
Toronto-Dominion Bank, VR, 3.625%, 9/15/31 (4)	305,000	305
Transurban Finance, 3.375%, 3/22/27 (3)	395,000	385
Transurban Finance, 4.125%, 2/2/26 (3)	335,000	344
Travelers, 6.25%, 6/15/37	750,000	1,016
Trinity Health Credit Group, 4.125%, 12/1/45	725,000	766
UBS Group Funding, 4.125%, 9/24/25 (3)	1,115,000	1,168
UBS Group Funding Switzerland, 3.491%, 5/23/23 (3)	1,040,000	1,056
United Airlines PTT, ETC, Series 2014-1, Class B, 4.75% 10/11/23	408,115	421
United Airlines PTT, Series 2014-2, Class B, 4.625%, 3/3/24	1,626,358	1,670
UnitedHealth Group, 3.75%, 7/15/25	645,000	679
UnitedHealth Group, 4.70%, 2/15/21	835,000	888
UnitedHealth Group, 4.75%, 7/15/45	1,235,000	1,459
Unum Group, 3.00%, 5/15/21	590,000	593
Unum Group, 5.625%, 9/15/20	200,000	215
Ventas Realty, 2.00%, 2/15/18	450,000	450

VEREIT Operating Partnership, 3.95%, 8/15/27	1,490,000	1,471
Verizon Communications, 4.272%, 1/15/36	1,615,000	1,607
Verizon Communications, 5.25%, 3/16/37	2,475,000	2,721
Visa, 2.15%, 9/15/22	2,420,000	2,382
Voya Financial, STEP, 2.90%, 2/15/18	369,000	369
Vulcan Materials, 4.50%, 6/15/47	590,000	601
Wal-Mart Stores, 5.25%, 9/1/35	250,000	315
WEA Finance, 3.25%, 10/5/20 (3)	720,000	733
Wells Fargo, 3.069%, 1/24/23	3,240,000	3,263
Wesfarmers, 1.874%, 3/20/18 (3)	1,300,000	1,300
West Fraser Timber, 4.35%, 10/15/24 (3)	800,000	786
Westpac Banking, 1.60%, 1/12/18	1,200,000	1,200
Westpac Banking, 2.15%, 3/6/20	1,200,000	1,194
Westpac Banking, 2.25%, 7/30/18	1,025,000	1,027
Williams Partners, 5.10%, 9/15/45	1,735,000	1,889
Williams Partners, 5.25%, 3/15/20	775,000	819
Willis North America, 3.60%, 5/15/24	820,000	833
Woodside Finance, 3.70%, 9/15/26 (3)	738,000	738
Woodside Finance, 3.70%, 3/15/28 (3)	1,187,000	1,181
WPP Finance 2010, 3.75%, 9/19/24	1,310,000	1,335
Total Corporate Bonds (Cost $380,865)		392,470
BANK LOANS 0.0% (5)		
COMMUNICATIONS 0.0%		
Charter Communications, VR, 3M USD LIBOR + 2.00% 3.57%, 4/15/25	1,585,000	1,586
Total Communications		1,586
Total Bank Loans (Cost $1,583)		1,586

ASSET-BACKED SECURITIES 1.0%

ALM Loan Funding Series 2014-11A, Class A2AR, VR, CLO 3M USD LIBOR+ 1.55%, 2.903%, 10/17/26 (3)	815,000	816
ALM Loan Funding Series 2014-14A, Class A1R, CLO, VR 3M USD LIBOR+ 1.15%, 2.528%, 7/28/26 (3)	825,000	825
ALM Loan Funding Series 2014-14A, Class A2R, CLO, VR 3M USD LIBOR+ 1.55%, 2.928%, 7/28/26 (3)	855,000	855
Arbys Funding Series 2015-1A, Class A2 4.969%, 10/30/45 (3)	3,160,500	3,213
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (3)	2,335,000	2,331
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (3)	2,875,000	2,879
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	235,000	235
BMW Vehicle Lease Trust Series 2017-2, Class A3 2.07%, 10/20/20	730,000	728
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	410,000	410
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	515,000	512
CKE Restaurants Holdings Series 2013-1A, Class A2 4.474%, 3/20/43 (3)	2,135,842	2,140
CNH Equipment Trust Series 2017-C, Class A3 2.08%, 2/15/23	995,000	991

DB Master Finance Series 2015-1A, Class A2II 3.98%, 2/20/45 (3)	2,295,100	2,343
DB Master Finance Series 2017-1A, Class A2I 3.629%, 11/20/47 (3)	1,195,000	1,203
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (3)	297,069	296
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (3)	440,870	438
Elara HGV Timeshare Issuer Series 2017-A, Class A 2.69%, 3/25/30 (3)	891,885	885
Enterprise Fleet Financing Series 2015-1, Class A3 1.74%, 9/20/20 (3)	1,715,000	1,713
Enterprise Fleet Financing Series 2017-1, Class A2 2.13%, 7/20/22 (3)	264,192	264
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/18/22	2,145,000	2,148
General Motors Floorplan Owner Revolving Trust Series 2017-1, Class A1 2.22%, 1/15/22 (3)	1,240,000	1,236
Jimmy John's Funding Series 2017-1A, Class A21 3.61%, 7/30/47 (3)	518,700	521
Kubota Credit Owner Trust Series 2015-1A, Class A3 1.54%, 3/15/19 (3)	362,298	362
Marriott Vacation Club Owner Trust Seris 2013-1A, Class A 2.15%, 4/20/30 (3)	134,375	133

World Omni Auto Receivables Trust Series 2016-A, Class A3 1.77%, 9/15/21	2,550,000	2,542
Total Asset-Backed Securities (Cost $41,891)		42,039

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.0%

Atrium Hotel Portfolio Trust Series 2017-ATRM, Class A, ARM 1M USD LIBOR+ 0.93%, 2.408%, 11/15/19 (3)	2,530,000	2,530
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 3.773%, 10/25/34	24,838	25
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	235,000	244
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A1 1.485%, 10/10/47	221,540	221
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (3)	991,272	992
Commercial Mortgage Trust Series 2017-PANW, Class A 3.244%, 11/10/34 (3)	2,160,000	2,179
Commercial Mortgage Trust PTC Series 2014-LC15, Class B, ARM 4.599%, 4/10/47	2,495,000	2,591
Commercial Mortgage PTC Series 2014-UBS4, Class C, ARM 4.625%, 8/10/47	545,000	548
Commercial Mortgage PTC Series 2014-UBS5, Class A1 1.373%, 9/10/47	87,369	87
Commercial Mortgage PTC Series 2015-LC21, Class A4 3.708%, 10/7/48	3,700,000	3,863

Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (3)	1,253,410	1,253
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (3)	991,110	991
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (3)	943,936	944
Towd Point Mortgage Trust Series 2016-3, Class A1, CMO, ARM 2.25%, 4/25/56 (3)	1,117,815	1,107
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (3)	575,742	575
Towd Point Mortgage Trust Series 2017-6, Class A1, CMO, ARM 2.75%, 10/25/57 (3)	1,545,354	1,540
WF RBS Commercial Mortgage Trust Series 2014-C19, Class B 4.723%, 3/15/47	610,000	641
WF RBS Commercial Mortgage Trust Series 2014-C22, Class A1 1.479%, 9/15/57	305,692	304
Total Non-U.S. Government Mortgage-Backed Securities (Cost $40,474)		40,863

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.6%

U.S. Government Agency Obligations 6.5% (6)

Federal Home Loan Mortgage		
1.671%, 9/25/19	270,316	270
1.749%, 2/25/22	3,011,642	2,977
1.785%, 9/25/22	1,419,934	1,404
1.875%, 4/25/22	3,343,630	3,318
2.206%, 6/25/25	1,768,793	1,737

2.413%, 1/25/21	668,009	670
2.50%, 5/1/30 - 3/1/43	4,111,222	4,066
2.777%, 4/25/23	612,757	620
2.952%, 2/25/27	1,353,985	1,374
3.00%, 1/1/29 - 8/1/43	9,237,252	9,306
3.50%, 3/1/42 - 3/1/46	14,207,933	14,681
4.00%, 1/1/25 - 6/1/42	6,807,600	7,162
4.50%, 6/1/39 - 5/1/42	3,766,489	4,024
5.00%, 12/1/35 - 8/1/40	1,661,642	1,806
5.50%, 3/1/18 - 12/1/39	460,537	509
6.00%, 2/1/28 - 8/1/38	42,965	48
6.50%, 8/1/32	19,131	22
7.00%, 6/1/32	28,766	30
Federal Home Loan Mortgage, ARM		
1Y CMT + 2.25%, 3.413%, 10/1/36	29,406	31
12M USD LIBOR + 1.588%, 3.338%, 10/1/36	23,923	25
12M USD LIBOR + 1.766%, 3.393%, 2/1/37	130,257	137
12M USD LIBOR + 1.75%, 3.411%, 2/1/35	211,304	222
12M USD LIBOR + 1.726%, 3.484%, 7/1/35	95,748	101
12M USD LIBOR + 1.966%, 3.708%, 11/1/36	41,645	44
12M USD LIBOR + 2.01%, 3.761%, 12/1/36	63,516	67
Federal Home Loan Mortgage, CMO, ARM		
1M USD LIBOR + 0.45%, 1.927%, 10/15/46 - 1/15/47	1,542,321	1,552
1M USD LIBOR + 0.50%, 1.977%, 9/15/46 - 2/15/47	2,037,675	2,056
Federal National Mortgage Assn.		
2.50%, 10/1/31 - 5/1/32	9,864,277	9,866
3.00%, 1/1/27 - 2/1/47	50,176,904	50,537
3.50%, 11/1/26 - 4/1/47	56,657,686	58,363
4.00%, 8/1/26 - 5/1/47	25,765,817	27,035

4.50%, 5/1/19 - 8/1/44	6,145,829	6,568
5.00%, 4/1/18 - 7/1/41	5,036,422	5,456
5.50%, 2/1/18 - 9/1/41	5,409,597	6,017
6.00%, 3/1/21 - 5/1/42	4,790,554	5,422
6.50%, 3/1/24 - 8/1/38	739,863	832
7.00%, 9/1/25 - 4/1/32	47,733	52
7.50%, 9/1/26	545	1
8.00%, 8/1/24 - 7/1/26	1,081	1
Federal National Mortgage Assn., ARM		
12M USD LIBOR + 1.528%, 3.291%, 7/1/35	63,402	66
12M USD LIBOR + 1.75%, 3.50%, 9/1/36	578	1
12M USD LIBOR + 1.892%, 3.642%, 1/1/37	33,654	35
Federal National Mortgage Assn., CMO, ARM		
1M USD LIBOR + 0.45%, 2.002%, 10/25/46 - 3/25/47	4,839,078	4,874
1M USD LIBOR + 0.50%, 2.052%, 9/25/46 - 11/25/46	3,174,858	3,203
Federal National Mortgage Assn., TBA		
3.50%, 1/1/25 - 1/1/41	20,690,000	21,317
4.00%, 1/1/40	3,515,000	3,678
Vendee Mortgage Trust, Series 1996-3, Class 4, CMO, ARM 9.793%, 3/15/25	1,355	1
		261,584
U.S. Government Obligations 2.1%		
Government National Mortgage Assn.		
2.50%, 12/20/42 - 2/20/43	1,568,639	1,550
3.00%, 9/15/42 - 11/20/46	2,895,992	2,935
3.50%, 7/20/32 - 10/20/46	16,327,907	16,940
4.00%, 2/15/41 - 8/20/47	33,391,784	34,937
4.50%, 6/15/39 - 10/20/47	15,560,073	16,450
5.00%, 10/15/34 - 10/20/47	7,310,009	7,902

5.50%, 2/20/34 - 2/20/36	309,179	343
6.00%, 8/20/34 - 4/15/36	168,539	191
6.50%, 6/15/23 - 5/15/28	54,606	61
7.00%, 12/15/25 - 3/15/31	40,797	43
7.50%, 3/15/23 - 1/15/27	39,022	40
8.00%, 2/15/21 - 11/15/25	23,972	25
8.50%, 2/15/20 - 6/20/26	16,858	17
9.00%, 2/15/20 - 6/20/20	18,620	19
9.50%, 8/15/20 - 3/15/21	1,611	2
10.00%, 8/20/19 - 1/20/20	83	0
Government National Mortgage Assn., ARM, 1Y CMT+ 1.50% 2.75%, 8/20/23	1,281	1
Government National Mortgage Assn., TBA, 3.00%, 1/1/42	3,650,000	3,682
		85,138
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $346,034)		346,722

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 8.3%

U.S. Government Agency Obligations 0.1% (6)

Federal Home Loan Banks, 1.375%, 5/28/19	2,265,000	2,249
		2,249

U.S. Treasury Obligations 8.2%

U.S. Treasury Bonds, 2.25%, 8/15/46	8,700,000	7,845
U.S. Treasury Bonds, 2.50%, 2/15/46	2,975,000	2,831
U.S. Treasury Bonds, 2.75%, 11/15/42	3,000,000	3,016
U.S. Treasury Bonds, 2.75%, 8/15/47	6,725,000	6,731
U.S. Treasury Bonds, 2.875%, 8/15/45 (11)	4,185,000	4,289
U.S. Treasury Bonds, 3.00%, 11/15/44	2,990,000	3,140

U.S. Treasury Bonds, 3.00%, 5/15/45	10,640,000	11,174
U.S. Treasury Bonds, 3.00%, 2/15/47	1,150,000	1,209
U.S. Treasury Bonds, 3.00%, 5/15/47	4,120,000	4,331
U.S. Treasury Bonds, 3.125%, 11/15/41	8,710,000	9,358
U.S. Treasury Bonds, 3.125%, 2/15/43	3,715,000	3,991
U.S. Treasury Bonds, 3.50%, 2/15/39	2,930,000	3,343
U.S. Treasury Bonds, 3.625%, 8/15/43	11,460,000	13,374
U.S. Treasury Bonds, 4.375%, 11/15/39	6,065,000	7,801
U.S. Treasury Bonds, 4.50%, 5/15/38	2,420,000	3,145
U.S. Treasury Bonds, 4.625%, 2/15/40	2,830,000	3,761
U.S. Treasury Bonds, 4.75%, 2/15/41	3,350,000	4,545
U.S. Treasury Bonds, 5.25%, 2/15/29	1,775,000	2,260
U.S. Treasury Bonds, 5.375%, 2/15/31	1,440,000	1,913
U.S. Treasury Bonds, 6.50%, 11/15/26	5,425,000	7,201
U.S. Treasury Bonds, 7.25%, 8/15/22	100,000	122
U.S. Treasury Notes, 1.125%, 2/28/21	16,110,000	15,662
U.S. Treasury Notes, 1.125%, 6/30/21	8,875,000	8,593
U.S. Treasury Notes, 1.125%, 7/31/21	32,385,000	31,317
U.S. Treasury Notes, 1.25%, 10/31/21	5,500,000	5,328
U.S. Treasury Notes, 1.375%, 5/31/21	5,300,000	5,180
U.S. Treasury Notes, 1.375%, 6/30/23	5,355,000	5,114
U.S. Treasury Notes, 1.50%, 6/15/20	8,805,000	8,716
U.S. Treasury Notes, 1.625%, 11/15/22	315,000	307
U.S. Treasury Notes, 1.625%, 2/15/26	1,000,000	944
U.S. Treasury Notes, 1.625%, 5/15/26	10,180,000	9,588
U.S. Treasury Notes, 1.75%, 10/31/20	975,000	970
U.S. Treasury Notes, 1.75%, 12/31/20	7,560,000	7,507
U.S. Treasury Notes, 1.75%, 11/30/21	1,500,000	1,479
U.S. Treasury Notes, 1.75%, 5/31/22	19,820,000	19,473

U.S. Treasury Notes, 1.875%, 1/31/22	9,095,000	9,000
U.S. Treasury Notes, 2.00%, 12/31/21	3,270,000	3,253
U.S. Treasury Notes, 2.00%, 2/15/22	12,450,000	12,388
U.S. Treasury Notes, 2.00%, 11/30/22	34,850,000	34,540
U.S. Treasury Notes, 2.00%, 11/15/26	13,170,000	12,742
U.S. Treasury Notes, 2.125%, 5/15/25	2,840,000	2,796
U.S. Treasury Notes, 2.25%, 11/15/24	13,385,000	13,312
U.S. Treasury Notes, 2.25%, 11/15/25	3,830,000	3,795
U.S. Treasury Notes, 2.25%, 2/15/27	12,695,000	12,524
U.S. Treasury Notes, 2.25%, 11/15/27	5,095,000	5,022
		334,930
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $329,245)		337,179

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.9%

Autoridad Del Canal De Panama, 4.95%, 7/29/35 (3)	510,000	571
CNOOC Curtis Funding, 4.50%, 10/3/23 (3)	900,000	959
CNOOC Finance 2013, 3.00%, 5/9/23	1,390,000	1,376
Ecopetrol, 4.25%, 9/18/18	1,635,000	1,654
Government of Bermuda, 4.138%, 1/3/23 (3)	615,000	648
Government of Bermuda, 4.854%, 2/6/24 (3)	1,305,000	1,419
Government of Bermuda, 5.603%, 7/20/20 (3)	300,000	324
Hydro-Quebec, 8.40%, 1/15/22	200,000	242
Inter-American Development Bank, 3.875%, 9/17/19	700,000	722
KFW, 4.875%, 6/17/19	1,000,000	1,041
Kingdom of Morocco, 4.25%, 12/11/22 (3)	1,400,000	1,480
Pertamina, 4.30%, 5/20/23 (3)	1,250,000	1,309
Perusahaan Gas Negara, 5.125%, 5/16/24 (3)	1,105,000	1,189

Petroleos Mexicanos, 3.125%, 1/23/19	175,000	176
Petroleos Mexicanos, 3.50%, 7/18/18	1,125,000	1,134
Petroleos Mexicanos, 3.50%, 1/30/23	460,000	452
Petroleos Mexicanos, 5.375%, 3/13/22 (3)	495,000	526
Petroleos Mexicanos, 5.50%, 6/27/44	675,000	623
Petroleos Mexicanos, 6.00%, 3/5/20	1,050,000	1,115
Province of Alberta, 2.20%, 7/26/22	3,050,000	3,006
Province of New Brunswick, 2.75%, 6/15/18	1,400,000	1,405
Province of Ontario, 1.20%, 2/14/18	1,275,000	1,273
Province of Ontario, 2.40%, 2/8/22	2,300,000	2,293
Province of Quebec, 2.875%, 10/16/24	2,000,000	2,021
Province of Quebec, 3.50%, 7/29/20	750,000	774
Republic of Colombia, 4.00%, 2/26/24	275,000	286
Republic of Indonesia, 4.875%, 5/5/21	1,000,000	1,068
Republic of Poland, 3.25%, 4/6/26	1,030,000	1,054
Republic of South Africa, 5.50%, 3/9/20	1,405,000	1,478
Republic of South Africa, 5.875%, 9/16/25	495,000	540
State Grid Overseas, 2.25%, 5/4/20 (3)	2,225,000	2,204
Statoil, 1.20%, 1/17/18	500,000	500
United Mexican States, 4.125%, 1/21/26	1,760,000	1,837
Total Foreign Government Obligations & Municipalities (Cost $35,653)		36,699

MUNICIPAL SECURITIES 0.9%

California 0.2%

California, Build America, 7.625%, 3/1/40	2,200,000	3,442
Inland Valley Dev. Agency, Series B, 5.50%, 3/1/33 (7)	695,000	788
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	1,000,000	1,439
Univ. of California Regents, Build America, 5.77%, 5/15/43	750,000	981
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	1,625,000	1,806

Univ. of California Regents, Series J, 4.131%, 5/15/45	365,000	386
		8,842
Colorado 0.0%		
Denver School Dist. No. 1, Public Schools. COP, Series B, 4.242%, 12/15/37	760,000	807
		807
Florida 0.0%		
Florida Hurricane Catastrophe Fund Fin. Corp., Series A 2.107%, 7/1/18	1,700,000	1,701
		1,701
Illinois 0.1%		
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	755,000	1,054
Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	470,000	610
Metropolitan Water Reclamation Dist. of Greater Chicago, Build America, 5.72%, 12/1/38	500,000	650
		2,314
Maryland 0.1%		
Maryland HHEFA, Univ. of Maryland Medical, Series B 4.665%, 7/1/36	1,800,000	1,903
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	350,000	467
		2,370
Michigan 0.1%		
Detroit City School Dist., Michigan School Loan Revolving Fund 6.645%, 5/1/29	2,000,000	2,460
		2,460
New Jersey 0.0%		
New Jersey Turnpike Auth., Build America, Series F 7.414%, 1/1/40	415,000	640
		640

New York 0.2%		
Dormitory Auth. of the State of New York, Personal Income Tax Build America, 5.628%, 3/15/39	1,300,000	1,623
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	700,000	902
Metropolitan Transportation Auth., Dedicated Tax, Build America, 7.336%, 11/15/39	240,000	371
New York City Municipal Water Fin. Auth., Build America 6.011%, 6/15/42	245,000	345
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	950,000	1,209
Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46	1,400,000	1,568
		6,018
Ohio 0.0%		
JobsOhio Beverage System, Series B, 3.985%, 1/1/29	1,225,000	1,299
		1,299
Oregon 0.0%		
Oregon DOT, Build America, 5.834%, 11/15/34	375,000	483
		483
Pennsylvania 0.0%		
Philadelphia IDA, 3.964%, 4/15/26	805,000	815
		815
South Carolina 0.1%		
South Carolina Public Service Auth., Series C, 5.784%, 12/1/41	2,000,000	2,463
		2,463
Texas 0.1%		
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 4.366%, 11/15/47	1,200,000	1,263

Total Investments in Securities	
100.8% of Net Assets (Cost $2,913,094)	**$ 4,086,166**

‡	Shares/Par and Notional Amounts are denominated in U.S. dollars unless otherwise noted.
*	Exercised Spread.
(1)	Non-income producing
(2)	All or a portion of this security is on loan at December 31, 2017 -- total value of such securities at period-end amounts to $2,042. See Note 4.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $132,376 and represents 3.3% of net assets.
(4)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(5)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(6)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(7)	Insured by Assured Guaranty Municipal Corp.
(8)	Affiliated Company
(9)	SEC 30-day yield
(10)	Seven-day yield
(11)	At December 31, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(12)	Organized as a closed-end management investment company.
1M USD LIBOR	One month USD LIBOR (London Interbank Offered Rate)
1Y CMT	One year U.S. Treasury Note constant maturity rate
3M USD LIBOR	Three month USD LIBOR (London Interbank Offered Rate)
12M USD LIBOR	Twelve month USD LIBOR (London Interbank Offered Rate)
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage; rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,913,094)	$ 4,086,166
Interest and dividends receivable	9,705
Receivable for investment securities sold	4,891
Receivable for shares sold	3,889
Foreign currency (cost $843)	855
Cash	1
Other assets	1,778
Total assets	4,107,285
Liabilities	
Payable for investment securities purchased	45,163
Obligation to return securities lending collateral	2,847
Payable for shares redeemed	1,975
Investment management fees payable	1,389
Due to affiliates	486
Written options (premiums $336)	140
Variation margin payable on futures contracts	30
Payable to directors	3
Other liabilities	536
Total liabilities	52,569
NET ASSETS	$ 4,054,716
Net Assets Consist of:	
Undistributed net investment income	$ 265
Accumulated undistributed net realized gain	8,605
Net unrealized gain	1,173,495
Paid-in capital applicable to 166,657,722 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,872,351
NET ASSETS	$ 4,054,716

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/17	12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 68,937	$ 75,719
Net realized gain	264,064	68,287
Change in net unrealized gain / loss	319,126	80,633
Increase in net assets from operations	652,127	224,639
Distributions to shareholders		
Net investment income		
Investor Class	(68,028)	(75,341)
I Class	(4,355)	(2,392)
Net realized gain		
Investor Class	(168,377)	(48,256)
I Class	(12,262)	(2,232)
Decrease in net assets from distributions	(253,022)	(128,221)
Capital share transactions*		
Shares sold		
Investor Class	542,714	534,550
I Class	98,036	171,371
Distributions reinvested		
Investor Class	230,053	120,220
I Class	16,406	4,537
Shares redeemed		
Investor Class	(970,732)	(1,095,876)
I Class	(23,015)	(8,295)
Decrease in net assets from capital share transactions	(106,538)	(273,493)
Net Assets		
Increase (decrease) during period	292,567	(177,075)
Beginning of period	3,762,149	3,939,224
End of period	**$ 4,054,716**	**$ 3,762,149**
Undistributed net investment income	265	1,010

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities. The fund has two classes of shares: the Balanced Fund (Investor Class) and the Balanced Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $17,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 372,259	$ —	$ —	$ 372,259
Common Stocks	1,694,960	781,964	—	2,476,924
Convertible Preferred Stocks	—	3,195	—	3,195
Corporate Bonds	—	392,470	—	392,470
Bank Loans	—	1,586	—	1,586
Asset-Backed Securities	—	42,039	—	42,039
Non-U.S. Government Mortgage-Backed Securities	—	40,863	—	40,863
U.S. Government & Agency Mortgage-Backed Securities	—	346,722	—	346,722
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	—	337,179	—	337,179
Foreign Government Obligations & Municipalities	—	36,699	—	36,699
Municipal Securities	—	36,128	—	36,128
Purchase Options	—	102	—	102
Total Securities	$ 2,067,219	$ 2,018,947	$ —	$ 4,086,166
Liabilities				
Options Written	$ —	$ 140	$ —	$ 140
Futures Contracts	30	—	—	30
Total	$ 30	$ 140	$ —	$ 170

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2017, securities valued at $321,000 had been posted by the fund to counterparties for bilateral derivatives. As of December 31, 2017, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of December 31, 2017, securities valued at $382,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Options The fund is subject to credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and credit ratings; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 12% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of December 31, 2017, no collateral was pledged by the fund or counterparties for TBAs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, the value of loaned securities was $2,042,000; the value of cash collateral and related investments was $2,847,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,091,815,000 and $1,546,565,000, respectively, for the year ended December 31, 2017. Purchases and sales of U.S. government securities aggregated $800,621,000 and $647,247,000, respectively, for the year ended December 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $1,132,000 for T. Rowe Price Services, Inc.; and $2,593,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2017, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Balanced Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$20,446,000 from short-term capital gains.
●	$195,275,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $44,768,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $22,834,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1965)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Balanced Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anna A. Dreyer (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark S. Finn CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 10, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	October 10, 2018